Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2024
Property and equipment, net
Schedule of property and equipment, net

	As of
	December 31,
	2023	2024
	RMB	RMB
Office furniture and equipment	1,792	1,438
Computer equipment	6,833	6,012
Servers and network equipment	31,704	22,567
Leasehold improvements	11,087	10,849
Building	12,512	12,512
Total	63,928	53,378
Accumulated depreciation	(52,181)	(43,944)
Property and equipment, net	11,747	9,434